UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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ELDORADO RESORTS, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 19, 2019. Meeting Information ELDORADO RESORTS, INC. Meeting Type: Annual Meeting For holders as of: April 22, 2019 Date: June 19, 2019 Time: 9:00 AM PT Location: Eldorado Resort Casino 345 N. Virginia St. Reno, Nevada 89501 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ELDORADO RESORTS, INC. 100 WEST LIBERTY ST. SUITE 1150 RENO, NV 89501 E79410-P22809 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX ï§ XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 5, 2019 to facilitate timely delivery. How To Vote E79411-P22809 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the boxmarked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ï§ XXXX XXXX XXXX XXXX

Voting Items Nominees: 2. COMPANY PROPOSAL: RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR DECEMBER 31, 2019. 5. STOCKHOLDER PROPOSAL: NON-BINDING PROPOSAL REGARDING OPTING OUT OF NEVADA’S ACQUISITION OF CONTROLLING INTEREST STATUTE. 6. STOCKHOLDER PROPOSAL: NON-BINDING PROPOSAL REGARDING OPTING OUT OF NEVADA’S COMBINATIONS WITH INTERESTED STOCKHOLDERS STATUTE. 7. STOCKHOLDER PROPOSAL: NON-BINDING PROPOSAL REGARDING SUPERMAJORITY VOTING STANDARDS. 8. STOCKHOLDER PROPOSAL: NON-BINDING PROPOSAL REGARDING SHAREHOLDER RIGHTS PLANS. 9. STOCKHOLDER PROPOSAL: NON-BINDING PROPOSAL REGARDING VOTING STANDARDS FOR DIRECTOR ELECTIONS. 3. COMPANY PROPOSAL: APPROVE THE AMENDED AND RESTATED ELDORADO RESORTS, INC. 2015 EQUITY INCENTIVE PLAN. 4. COMPANY PROPOSAL: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION. 1. COMPANY PROPOSAL: Election of Directors The Board of Directors recommends you vote FOR the following: 01) Gary L. Carano 02) Bonnie Biumi 03) Frank J. Fahrenkopf 04) James B. Hawkins 05) Gregory J. Kozicz 06) Michael E. Pegram 07) Thomas R. Reeg 08) David P. Tomick 09) Roger P. Wagner NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. The Board of Directors recommends you vote AGAINST proposals 5 through 9. E79412-P22809

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